Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves Fund
Oppenheimer Champion Income Fund
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Core Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Equity Income Fund, Inc.
Oppenheimer Global Allocation Fund
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund®
Oppenheimer Main Street Select Fund®
Oppenheimer Main Street Small- & Mid-Cap Fund®
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester National Municipals
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund

Summary Prospectus Supplement dated March 30, 2012

This supplement amends the Summary Prospectus of each of the above referenced funds and is in addition to any other supplements.

Effective April 2, 2012:

The following is added to the end of the section of the Summary Prospectus titled "Purchase and Sale of Fund Shares":

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

March 30, 2012                                                                                                                                PS0000.069

OPPENHEIMER Discovery Fund Summary Prospectus January 27, 2012
NYSE Ticker Symbols
Class A	OPOCX
Class B	ODIBX
Class C	ODICX
Class N	ODINX
Class Y	ODIYX
Class I	ODIIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/DiscoveryFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated January 27, 2012, and pages 6 through 54 of its most recent Annual Report, dated September 30, 2011, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/DiscoveryFund.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 9 of the prospectus and in the sections "How to Buy Shares" beginning on page 50 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I1
Management Fees	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.39%	0.68%	0.44%	0.38%	0.19%	0.05%
Total Annual Fund Operating Expenses	1.30%	2.35%	2.11%	1.55%	0.86%	0.72%
Fee Waiver and Expense Reimbursement[2]	(0.05%)	(0.27%)	(0.06%)	(0.01%)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.25%	2.08%	2.05%	1.54%	0.86%	0.72%

1. Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares will first be offered on the date of this prospectus.
2. The Fund's transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average net assets per fiscal year for Class A. These limitations may not be amended or withdrawn until one year after the date of this prospectus. Expenses for Class A have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$696	$961	$1,247	$2,058	$696	$961	$1,247	$2,058
Class B	$713	$1,016	$1,445	$2,181	$213	$716	$1,245	$2,181
Class C	$310	$662	$1,140	$2,462	$210	$662	$1,140	$2,462
Class N	$258	$492	$850	$1,859	$158	$492	$850	$1,859
Class Y	$88	$276	$479	$1,065	$88	$276	$479	$1,065
Class I*	$74	$231	$402	$898	$74	$231	$402	$898

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. The Fund emphasizes stocks of small-capitalization (or "small-cap") companies, which are defined as companies with a market capitalization of less than $3 billion when the Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. The Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.
       The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.
       The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Small-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have typically been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small-cap companies typically reinvest a high proportion of their earnings in their business, they may lack liquidity in a declining market, particularly if they are newer companies. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-sized company, if it realizes any gain at all.

       Price Arbitrage. Because the Fund may invest in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Who Is The Fund Designed For? The Fund is designed primarily for investors seeking capital growth over the long term from small-cap stocks. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund focusing on stocks of small-cap issuers. Because of its focus on long-term growth, the Fund may be appropriate for investors with a higher risk tolerance and longer term investment goals. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/investors/overview/DiscoveryFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 21.41% (2nd Qtr 03) and the lowest return was -25.33% (4th Qtr 08). For the period from January 1, 2011 to December 31, 2011, the cumulative return before sales charges and taxes was 1.47%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares is not provided because those shares were not available prior to the date of this prospectus.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Class A Shares (inception 9/11/86)
Return Before Taxes	(4.37%)	3.74%	3.42%
Return After Taxes on Distributions	(5.13%)	3.49%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	(1.75%)	3.20%	2.96%
Class B Shares (inception 4/4/94)	(4.06%)	3.81%	3.55%
Class C Shares (inception 10/2/95)	(0.27%)	4.15%	3.22%
Class N Shares (inception 3/1/01)	0.24%	4.68%	3.75%
Class Y Shares (inception 6/1/94)	1.90%	5.33%	4.36%
Russell 2000 Growth Index	(2.91%)	2.09%	4.48%
(reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	(4.18%)	0.15%	5.62%
(reflects no deduction for fees, expenses or taxes)
S&P 500 Index	2.11%	(0.25%)	2.92%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager. Ronald J. Zibelli has been Vice President and portfolio manager of the Fund since June 2006.

Purchase and Sale of Fund Shares.  You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares will no longer be offered for sale after June 29, 2012.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Discovery Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/DiscoveryFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0500.001.0112